SCHEDULE 14A

                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as Permitted by Rule 14a-6(c)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                    IPI, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X]      No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1 and 0-11.

         (1) Title of each class of securities to which transaction applies:


         (2)      Aggregate number of securities to which transaction applies:


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


         (4)      Proposed maximum aggregate value of transaction:


         (5)      Total fee paid:


         [ ]      Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                  (1)      Amount Previously Paid:

                  (2)      Form, Schedule or Registration Statement No.:

                  (3)      Filing Party:

                  (4)      Date Filed:



                                    IPI, INC.

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS


                                                          Minneapolis, Minnesota
                                                                  March 17, 1997

TO THE SHAREHOLDERS OF IPI, INC.:

         The Annual Meeting of the Shareholders of IPI, Inc. will be held on April 9, 1997 at 11:00 a.m. at the IPI, Inc. corporate offices located at 15155 Technology Drive, Eden Prairie, Minnesota, to:

                  1. Elect directors to serve for the ensuing year or until their resignation or removal;

                  2. Ratify and appoint Arthur Andersen LLP as independent auditors for the fiscal year 1997; and

                  3. Transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         Shareholders are cordially invited to attend the meeting.



                                                             /s/ David A. Mahler
                                                                 Secretary



        EVEN THOUGH YOU MAY PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, DATE AND EXECUTE THE ENCLOSED PROXY AND MAIL IT PROMPTLY. A POSTAGE-PAID RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                    IPI, INC.
              15155 TECHNOLOGY DRIVE, EDEN PRAIRIE, MINNESOTA 55344


                                 PROXY STATEMENT


                   FOR THE ANNUAL MEETING OF THE SHAREHOLDERS
                            TO BE HELD APRIL 9, 1997
                           IPI, INC. CORPORATE OFFICES


                               GENERAL INFORMATION

         This proxy statement is furnished to the holders of Common Stock of IPI, Inc. (the "Company") in connection with the solicitation of proxies for use in connection with the Annual Meeting of the Shareholders to be held April 9, 1997, and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of the Shareholders. Such holders are hereinafter referred to as the "Shareholders." The Company is first mailing this proxy statement and the enclosed form of proxy to the Shareholders on or about March 17, 1997.

         Whether or not you expect to be present in person at the meeting, you are requested to fill in, sign, date, and return the enclosed form of proxy. If you attend the meeting, you may vote by ballot. If you do not attend the meeting, your shares of Common Stock can be voted only when represented by a properly executed proxy.

         Any person giving such a proxy has the right to revoke it at any time before it is voted by giving written notice or revocation to the Secretary of the Company, by duly executing and delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person.

         The close of business on February 21, 1997 has been fixed as the record date for the determination of the Shareholders entitled to vote at the Annual Meeting of the Shareholders. As of the record date, 4,734,087 shares of Common Stock were outstanding and entitled to be voted at such meeting, with 335 holders of record. The Shareholders will be entitled to cast one vote for each share of Common Stock held of record on the record date. A quorum, consisting of a majority of the outstanding shares of the Common Stock entitled to vote at the Annual Meeting, must be present in person or represented by proxy before action may be taken at the Annual Meeting.

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended November 30, 1996 accompanies this proxy statement. Such report shall not, however, be considered as proxy material.

         The solicitation of this proxy is made by the Board of Directors of the Company. The solicitation will be by mail and the expense thereof will be paid by the Company. In addition, proxies may be solicited by telephone or telegram by directors, officers, or regular employees of the Company. Norwest Bank Minnesota, N.A. will act as inspectors to verify and tabulate the vote at a price of $400.

         Where a specification is made by the Shareholder as provided in the form of proxy, the shares will be voted in accordance with such specification. If no specification is made, the shares will be voted (i) FOR the election of all the nominees for director named in this Proxy Statement, and (ii) FOR the ratification and appointment of Arthur Andersen LLP as independent auditors for the fiscal year 1997.

         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Election appointed for the Annual Meeting and will determine if a quorum is present. When an executed proxy card is returned and the Shareholder has abstained from voting on a matter, the shares of Common Stock represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares of Common Stock in street name which indicates that the broker does not have discretionary authority as to certain shares of Common Stock to vote on one or more matters, such shares of Common Stock will be considered present at the meeting for purposes of determining quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.


                       PROPOSAL ONE: ELECTION OF DIRECTORS

NOMINEES
         There are five nominees for election as directors of the Company to hold office until the next Annual Meeting and until their successors have been duly elected and qualified or until their resignation or removal.

         If the enclosed proxy is properly executed and received in time for the meeting, it is the intention of the persons named in the proxy to vote the shares represented thereby for all the persons nominated for election as directors unless authority to vote shall have been withheld. If any nominee should refuse or be unable to serve, an event not anticipated, the proxy will be voted for such person as shall be designated by the Board of Directors to replace such nominee.

         Three of the nominees were elected to the Board at the last Annual Meeting and all are currently serving as directors of the Company.

         Following are summaries of the background and business experience and descriptions of the principal occupations of the nominees.

         ROBERT J. SUTTER, 53, was elected President and Chairman of the Board of Directors of the Company in March 1994. Since September 1995, Mr. Sutter has also served as CEO of the Company and as CEO of Insty-Prints, Inc. From August 1991 to March 1994, Mr. Sutter was President of Minstar, Inc. and President and Chief Executive Officer of its subsidiary, Genmar Industries, Inc., a leading recreational power boat manufacturer. From 1989 to August 1991, Mr. Sutter was Senior Vice President of Operations of Jacobs Management Corporation. Prior to 1989, Mr. Sutter was President of the Sports Products Group of Minstar, Inc.

         IRWIN L. JACOBS, 55, was elected a Director in March 1997 to fill a vacancy on the Company's Board of Directors. Mr. Jacobs is Chairman of the Board of Genmar Holdings, Inc. a leading recreational power boat manufacturer. Mr. Jacobs has also served as: Chairman and President of Jacobs Industries, Inc., a holding company (since 1977); President and a director of Jacobs Management Corporation, a management services company (since 1981); Chairman of Watkins, a company engaged in direct marketing of household and health products (since
1978); Chairman of Jacobs Trading Company, a company engaged in wholesale and retail sale of close-out merchandise (since 1989); President and Chief Executive Officer of Jacobs Investors, Inc., a management services company and of IMR General, Inc., which is the general partner of IMR Management Partners, L.P., the general partner of the IMR Fund, L.P., an equity investment fund partnership (since 1990). Mr. Jacobs is the father-in-law of Howard Grodnick. See "Security Ownership of Certain Beneficial Owners and Management" and "Certain Relationships and Related Transactions".

         DANIEL T. LINDSAY, 52, was elected a Director in March 1997 to fill a vacancy on the Company's Board of Directors. Mr. Lindsay has served as: a director of Genmar Holdings, Inc., a leading recreational power boat manufacturer since 1994; Secretary and a director of Jacobs Industries, Inc. (since 1977); Secretary and a director of Watkins (since 1979); Secretary and a director of Jacobs Management Corporation (since 1981); and Secretary and a director of Jacobs Investors, Inc. and IMR General, Inc., a limited partner in IMR Management L.P., the general partner of IMR Fund, L.P. (since 1992). See "Certain Relationships and Related Transactions".

         THOMAS S. GALLOWAY, 54, was elected Vice President and a Director of the Company in March 1994. Mr. Galloway has also served as an Executive Vice President of Insty-Prints, Inc. since March 1994. From August 1986 to March 1994, he was Director, President, Treasurer and Shareholder of The Printhouse Express, Inc. In addition, he served as Vice President and President of Elway, Inc., a commercial printer, from 1986 to 1990. From 1982 to 1986, Mr. Galloway was President and Chief Executive Officer of Galloway Enterprises, Inc., a corporation operating quick print franchises. See "Certain Relationships and Related Transactions."

         HOWARD GRODNICK, 35, was elected a Director in March 1994. From 1990 to the present, Mr. Grodnick has been Vice President of Sales of Jacobs Trading Co., a business that purchases and sells close-out and discontinued merchandise, excess inventories and bankruptcy assets. From 1986 to 1990, Mr. Grodnick was a manufacturers representative for various lines of fashion apparel. Mr. Grodnick is the son-in-law of Irwin Jacobs. See "Security Ownership of Certain Beneficial Owners and Management."

VOTE REQUIRED
         If a quorum is present and voting, directors are elected by a majority of the votes cast for the election of directors at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
         During fiscal 1996, the Company's Board of Directors was comprised of seven persons. In March 1997, the Board of Directors was reduced from seven to five persons following the retirements of Messrs. Frame, Fisher, Schwalbach and Stotesbery. Messrs. Jacobs and Lindsay were elected by the remaining members of the Board to fill the resulting vacancies. The Board of Directors has established two Board committees, an Audit Committee and a Compensation Committee. Until March, 1997, the members of the Audit Committee were Clarence Frame, Patrick Stotesbery and Gerald Schwalbach and the members of the Compensation Committee were Clarence Frame, Patrick Stotesbery and Gerald Schwalbach. New Audit and Compensation Committee members will be appointed after the Annual Meeting on April 9, 1997. Until then, the Board of Directors has assumed the duties and responsibilities of these committees.

         There were four meetings of the Board of Directors during fiscal 1996. All of the then incumbent directors attended at least 75% of the meetings of the Board and committees on which they served.

         The Audit Committee is authorized to recommend to the Company's Board of Directors the independent public accountants to be selected to audit the Company's annual financial statements and to review the planned scope of the annual external audit, the independent accountants' report to management and management's responses thereto. The Audit Committee met once during fiscal 1996. The Compensation Committee is authorized to establish remuneration levels for Executive Officers, review the performance of the Chief Executive Officer, review management organization and development, review significant non-equity based employee benefit and executive compensation programs and establish and administer equity-based executive compensation programs. The Compensation Committee met twice during fiscal 1996.

         The Company does not have a nominating committee.

DIRECTOR COMPENSATION
         Directors who are employees of the Company do not receive any additional compensation for service as directors. Each non-employee director is solely compensated under the 1994 Non-Employee Directors' Stock Option Plan.

1994 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
         On March 30, 1994, the Board of Directors and the Shareholders of the Company adopted the 1994 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") to provide for the granting of stock options to directors of the Company who are not employees. These options do not qualify as incentive stock options under the Internal Revenue Code of 1986, as amended (the "Code"). The Company has reserved 100,000 shares of its Common Stock for issuance pursuant to stock options granted under the Directors' Plan. Options to purchase all such shares have been granted, and 40,000 options are currently exercisable. No options were exercised in the fiscal year of 1996.

         The Directors' Plan is administered by the Company's Board of Directors. Non-employee directors receive automatic, nondiscretionary awards of options to purchase Common Stock ("Options") pursuant to the Directors' Plan. Each Option specifies the expiration date, which may not exceed ten years from the date the Option is granted. The exercise price of an Option cannot be less than 100% of the fair market value of the Common Stock on the date the option is granted.

         Stock options for the purchase of 20,000 shares of Common Stock were granted to each of five non-employee directors effective as of June 6, 1994 (the "Grant Date"). The exercise price of these options is the initial public offering price of $4.00 a share. Each of these options becomes exercisable in five equal installments commencing on the first anniversary of the Grant Date, provides for forfeiture of any nonvested portion 90 days after an optionee ceases to be a director (or one year after the director's death), and expires on the tenth anniversary of the Grant Date. See "Option/SAR Grants in Last Fiscal Year (Individual Grants)."

EXECUTIVE COMPENSATION
         The following table sets forth certain information regarding compensation for the fiscal year ended November 30, 1996 and the prior two years earned by or paid to the chief executive officer and the only other executive officers who received more than $100,000 with respect to the most recent fiscal year.


SUMMARY COMPENSATION TABLE
                                                      Annual Compensation                         Long-Term Compensation
                                                      -------------------                         ----------------------
                                  Fiscal                                    Other Annual
      Name                        Year       Salary(1)       Bonus         Compensation(2)      Number of Options Granted
      ----                        ------     ---------       -----         ---------------      -------------------------
    Robert J. Sutter (3),(4)       1996       $190,483      $50,000              $0                      60,000
      PRESIDENT, CEO &             1995              0            0               0                           0
      CHAIRMAN OF THE BOARD        1994              0            0               0                      50,000

    Thomas S. Galloway (4)         1996       $110,500      $43,300         $19,255                           0
                                   1995        105,556       37,500           5,631                           0
                                   1994         79,167       25,000           5,361                      15,000

    David C. Oswald (4)            1996        $75,600      $32,680         $     0                           0
                                   1995         76,292       29,000               0                           0
                                   1994         72,000       31,000               0                      10,000

         (1) Included within the annual salary is employer contributions to 401(k) plan.
         (2)      Automobile allowances and relocation expenses.
         (3) Since March 14, 1994, Robert J. Sutter has served as President and CEO of IPI, Inc., for which he received no salary in fiscal years 1994 and 1995.
         (4) The above table includes compensation received in the capacity of an officer of Insty-Prints, Inc.


         The Company has entered into an employment agreement with Thomas S. Galloway, an executive officer and Director of the Company. See "Certain Relationships and Related Transactions."

1994 LONG-TERM INCENTIVE PLAN
         On March 30, 1994, the Board of Directors and Shareholders of the Company adopted the 1994 Long-Term Incentive Plan (the "Plan") to provide for the granting of stock options and other incentive awards to key employees of the Company. The Company originally reserved 250,000 shares of its Common Stock for issuance under the Plan. In March, 1996, the Plan was amended to increase the aggregate number of shares that can be issued under the Plan from 250,000 to 300,000 shares of Common Stock.

         The Plan is administered by the Compensation Committee of the Company's Board of Directors (the "Committee"). Key employees of the Company are eligible to receive awards of options to purchase Common Stock ("Options"), stock appreciation rights ("Stock Appreciation Rights" or "Rights"), restricted stock of the Company ("Restricted Stock"), or performance awards ("Performance Awards"), or any combination thereof, pursuant to the Plan. The Committee has the discretion to select eligible employees to whom awards will be granted and establish the type, price, amount, size and terms of awards, subject in all cases to the provisions of the Plan and the applicable provisions of the Code. Options, Rights, Restricted Stock and Performance Awards are hereinafter referred to as "Awards".

         Options may be incentive stock options qualified under Section 422 of the Code ("Incentive Stock Options"), options not so qualified ("Nonqualified Stock Options") or a combination of both. The exercise price of an Incentive Stock Option cannot be less than 100% of the fair market value of the Common Stock on the date the option is granted, except that if the optionee owns 10% or more of the voting rights of all of the Company's stock, the exercise price of an Incentive Stock Option cannot be less than 110% of the fair market value of the Common Stock on the date the option is granted.

         As of the date hereof, stock options for the purchase of 98,400 shares of Common Stock are currently exercisable, including the amounts which have been granted to the executive officers of the Company, as set forth below under "Security Ownership of Certain Beneficial Owners and Management." The exercise price of each such option was set at the market value of the Common Stock at the time of issuance. All outstanding options have exercise prices of $4.00 per share.

         Each of the outstanding options becomes exercisable in five equal installments commencing on the first anniversary of the date of grant of such option, provides for the forfeiture of any nonvested portion 90 days after termination of employment (or one year after the employee's death), and expires on the tenth anniversary of the date of grant. See "Option/SAR Grants in Last Fiscal Year (Individual Grants)."

         The Company has registered on Form S-8 with the Securities and Exchange Commission shares of Common Stock subject to the Plan and the 1994 Non-Employee Directors Plan.

         The Board has the power to amend or terminate the Plan at any time, except that any amendment which materially increases benefits accruing to participants, increases the number of shares of Common Stock subject to the Plan (other than certain antidilution adjustments) or materially modifies the requirements as to the eligibility under the Plan requires the approval of the Shareholders of the Company. No amendment or termination of the Plan or modification of the terms and conditions of an outstanding Award may, without the consent of the participant, adversely affect any right or obligation under any such outstanding Award.


OPTION/SAR GRANTS IN LAST FISCAL YEAR (INDIVIDUAL GRANTS)
                                                                       Options/SARs
                                                                       Granted to
                                                      Option/SARs      Employees in     Exercise or         Expiration
                      Name                              Granted        Fiscal Year       Base Price            Date
    --------------------------------------            -----------      ------------     -----------        ------------
    Robert J. Sutter                                     60,000            71.4%           $4.00             12/18/2005
    President, CEO & Chairman of the Board


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         The following table sets forth certain information with respect to the beneficial ownership of the Common Stock as of February 21, 1997, (i) by each person who is known by the Company to beneficially own more than five percent (5%) of the outstanding Common Stock, (ii) by each of the Company's named executive officers and directors, and (iii) by all officers and directors as a group. Unless otherwise noted, each person or group identified has sole voting and investment power with respect to the shares shown. The table includes options currently exercisable or exercisable within 60 days.


                                                  Number of Shares            Percent of
    Name and Address                             Beneficially Owned       Outstanding Shares
    ----------------                             ------------------       ------------------
Jacobs Industries, Inc. (1)                          3,217,000                   66.7%
  100 South Fifth Street, Suite 2500
  Minneapolis, MN 55402
Irwin L. Jacobs (1),(9)                              3,217,000   (2)             66.7%
  100 South Fifth Street, Suite 2500
  Minneapolis, MN 55402
Daniel T. Lindsay (9)                                   20,000                    0.4%
  100 South Fifth Street, Suite 2500
  Minneapolis, MN 55402
Thomas S. Galloway                                     323,087   (3)              6.7%
  9425 Woodbridge Road
  Bloomington, MN 55430
Robert J. Sutter                                        37,000   (4)              0.8%
  15155 Technology Drive
  Eden Prairie, MN 55344
Gerald A. Schwalbach (8)                                28,000   (5)              0.6%
  601 Carlson Parkway, Suite 350
  Minnetonka, MN 55305
Clarence G. Frame (8)                                   13,000   (5),(6)          0.3%
  West 875, First National Bank Bldg.
  St. Paul, MN 55101
Patrick L. Stotesbery (8)                               13,000   (5)              0.3%
  601 Carlson Parkway, Suite 350
  Minnetonka, MN 55305
Howard Grodnick                                         10,000   (5)              0.2%
  901 Third Street North
  Minneapolis, MN 55401
E. Kennen Fisher (8)                                     8,000   (5)              0.2%
  17931 Skypark Circle
  Irvine, CA 92714
David C. Oswald                                          4,000   (7)              0.1%
  15155 Technology Drive
  Eden Prairie, MN  55344
All directors and officers as a group                3,685,087   (2),(10)        76.4%
  (12 individuals)


(1) The outstanding shares of Jacobs Industries, Inc. are owned by Irwin L. Jacobs (66.7%), James O. Pohlad (11.1%), Robert C. Pohlad (11.1%) and William M. Pohlad (11.1%).

(2) Includes 3,217,000 shares owned by Jacobs Industries, Inc. of which Mr. Jacobs disclaims beneficial ownership. See also Notes (1) and (9).

(3) Includes 317,087 Shares of Common Stock owned by Mr. Galloway's wife, of which Mr. Galloway disclaims beneficial ownership, and options held by Mr. Galloway currently exercisable for 6,000 shares.

(4)      Includes options currently exercisable for 32,000 shares.

(5)      Includes options currently exercisable for 8,000 shares.

(6) Includes 5,000 shares held in the Clarence G. Frame 1983 Revocable Trust, as amended, for which Mr. Frame has full beneficial interest.

(7)      Includes options currently exercisable for 4,000 shares.

(8)      Retired from the board in March 1997.

(9) Elected to the Board in March 1997. Messrs. Jacobs and Lindsay were not officers or directors of the Company as of the record date of February 21, 1997.

(10) Includes options currently exercisable or exercisable within the next 60 days for 92,000 shares.

EXECUTIVE OFFICERS
         DAVID M. ENGEL was elected Chief Financial Officer of IPI, Inc. on March 17, 1995 and has been Vice President Finance, Chief Financial Officer of Insty-Prints since January 1995. From January 1993 to January 1995, Mr. Engel was President and Chief Operating Officer of Mac Birdie Golf Gifts, Inc., a Minnesota corporation and franchisor of retail shops selling golf accessories and related items. From January 1978 to January 1993, Mr. Engel was employed by Farm Credit Bank Of St. Paul, Minnesota with his most recent position being that of Senior Vice President - Finance.

         DAVID A. MAHLER was elected Secretary of the Company in March 1994. He also served as Chief Financial Officer of the Company from March 1994 to March 17, 1995. Mr. Mahler has been Treasurer of Insty-Prints since September 1989. He has been Vice President and Treasurer of Jacobs Management Corporation since 1985 and also currently serves as an officer for several other companies affiliated with Jacobs Management Corporation. Mr. Mahler will spend approximately 20% of his time working for the Company.

         DAVID C. OSWALD has been Vice President-Development of Insty-Prints since October 1993. Mr. Oswald was an independent consultant in the quick printing industry from February 1993 to October 1993. From July 1989 through January 1993, Mr. Oswald was Director of Franchise Development for AlphaGraphics, Inc., a national quick print franchisor. From March 1988 to June 1989, Mr. Oswald was Vice President of Franchise Development for CopyMat, Inc., a regional quick print franchisor.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CONSULTING AGREEMENT WITH E. KENNEN FISHER
         On November 30, 1987, Insty-Prints, Inc. entered into a 10-year consulting agreement with E. Kennen Fisher (the "Consulting Agreement"). Under the Consulting Agreement, Mr. Fisher assists the Company in developing and conducting training programs for new and existing franchisees, and advised the Company on marketing the Company's quick print operations, products and services. In addition, the Consulting Agreement provides for Mr. Fisher to be a member of the Board of Directors of Insty-Prints, Inc. during the term of the agreement. Mr. Fisher was also a Director of IPI, Inc. from March 1994 until his retirement from the Board in March 1997. For his services, the Company currently pays Mr. Fisher an annual fee equal to the greater of (i) four percent of profits of the Company before income taxes and payment of any management fee to an affiliate of Jacobs Industries, Inc., or (ii) $25,000. Mr. Fisher is entitled to an additional fee in the event that more than 50% of the voting stock, or substantially all the assets, of Insty-Prints, Inc. are sold to an entity in which Irwin L. Jacobs owns less than a 20% interest (a "change of control"). Such fee is equal to six times Mr. Fisher's annual compensation for the immediately preceding fiscal year.

         The Consulting Agreement may be terminated upon notice in the event of a change of control, as discussed above, or upon a default or the termination of certain franchise agreements. In addition, the Consulting Agreement provides for mutual indemnification for certain claims arising in connection with the services provided under such agreement.

MANAGEMENT AGREEMENT WITH JACOBS MANAGEMENT CORPORATION
         IPI, Inc. and Insty-Prints, Inc. have each entered into separate, but substantially identical, one year Management Services Agreements (collectively, the Management Agreements") with Jacobs Management Corporation, an affiliate of the Company, each effective as of December 1, 1996. The Management Agreements are renewable for two additional one year terms, unless the parties otherwise agree. Jacobs Management Corporation is owned approximately 68% by Irwin L. Jacobs and 32% by Daniel T. Lindsay. See "Security Ownership of Certain Beneficial Owners and Management."

         Pursuant to the Management Agreements, each of IPI, Inc. and Insty-Prints, Inc. has engaged Jacobs Management Corporation to provide managerial and advisory services to both companies when required, including services with respect to general management, financial management, general accounting, marketing and sales assistance, insurance, tax matters, and personnel administration and public relations. The Management Agreements provide that Jacobs Management Corporation shall make available upon request qualified personnel to assist the Company and that Jacobs Management Corporation personnel shall monitor, examine and review the operations of the Company on a regular basis.

         For the services rendered under the Management Agreements, Jacobs Management Corporation received a management fee, payable monthly, of $55,000 from IPI, Inc. and $20,000 from Insty-Prints, Inc. in fiscal 1996. For the fiscal years 1994 and 1995, IPI, Inc. and Insty-Prints, Inc. paid total annual management fees of $100,000 to Jacobs Management Corporation. Robert J. Sutter, President and CEO, who was an employee of Jacobs Management Corporation, received no salary from the Company during fiscal 1994 or 1995, but was compensated by Jacobs Management Corporation. David A. Mahler, Secretary, who is an employee of Jacobs Management Corporation, received no salary from the Company during fiscal 1994, 1995, or 1996, but was compensated by Jacobs Management Corporation.

STOCK PURCHASE AGREEMENT WITH THOMAS S. GALLOWAY
         On March 14, 1994, the Company acquired all of the outstanding stock of The Printhouse Express, Inc. ("Printhouse") from Thomas S. Galloway, the sole stockholder, in exchange for 357,087 shares of Common Stock of the Company.

         The acquisition agreement provides that Mr. Galloway shall serve as Vice President and a Director of the Company and Executive Vice President of Insty-Prints, Inc. for a period of three years ending March 14, 1997. During such period, Mr. Galloway will be employed full time by Insty-Prints, Inc. and will be paid a salary of $100,000 per year plus all other customary fringe benefits provided to Insty-Prints, Inc. employees. Such employment may be terminated by Insty-Prints, Inc. without notice in certain events. Mr. Galloway has further agreed not to compete with Insty-Prints, Inc. within the United States for a period of five years after the acquisition or two years after the termination of his employment with Insty-Prints, Inc.

       PROPOSAL TWO: RATIFICATION AND APPOINTMENT OF INDEPENDENT AUDITORS

         Arthur Andersen LLP were the auditors for the fiscal year ended November 30, 1996, and the Company has selected them as auditors for the year ending November 30, 1997. Representatives of Arthur Andersen LLP are expected to be present at the meeting and will be allowed to make a statement if they wish. Additionally, they will be available to respond to appropriate questions from Shareholders during the meeting.

VOTE REQUIRED
         If a quorum is present and voting, the affirmative vote of a majority of the votes cast for the ratification and appointment of the independent auditors will be required to ratify and appoint the independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPOINTMENT OF THE INDEPENDENT AUDITORS.

                 COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

         Based solely upon a review of Forms 3, 4 and 5, any amendments thereto, and any written representation from certain reporting persons, the Company believes that, during the fiscal year 1995, all filing requirements applicable to directors, officers, and beneficial owners of more than 10% of any class of equity securities were complied with.

                              SHAREHOLDER PROPOSALS

         A proposal of a Shareholder of the Company intended to be presented at the Annual Meeting of Shareholders for fiscal 1998 must be received at the Company's office on or before October 24, 1997 in order to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.

                                  OTHER MATTERS

         The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those listed in the Notice of Annual Meeting of Shareholders. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.

         To the extent that information contained in the Proxy Statement is peculiarly within the knowledge of persons other than the management of the Company, it has relied on such persons for the accuracy and completeness thereof.

                                      PROXY

                                    IPI, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           -----------------------------------------------------------

The undersigned, revoking all prior proxies given by the undersigned for the Annual Meeting of the Shareholders of IPI, Inc. to be held on Wednesday, April 9, 1997 at 11:00 a.m., at the principal offices of IPI, Inc. located at 15155 Technology Drive, Eden Prairie, Minnesota, hereby appoints Robert J. Sutter and Thomas S. Galloway, and each of them, as proxy or proxies, with full power of substitution and revocation, to vote for the undersigned and in the name of the undersigned all shares of common stock of IPI, Inc. of the undersigned, as if the undersigned were personally present and voting at said Annual Meeting, and all adjournments or postponements thereof, upon the following matters:

1. Election of directors to serve for the ensuing year or until their resignation or removal. Nominees: Robert J. Sutter, Thomas S. Galloway, Irwin L. Jacobs, Daniel T. Lindsay, and Howard Grodnick.

         [ ]  VOTE FOR all nominees             [ ]      VOTE WITHHELD as to all
              listed above (except as marked             nominees listed above.
              to the contrary below).

          (INSTRUCTION:    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                           NOMINEE OR NOMINEES, WRITE EACH NOMINEE'S NAME IN THE
                           SPACE PROVIDED BELOW).

--------------------------------------------------------------------------------

2. Ratification and appointment of Arthur Andersen LLP as independent auditors for the fiscal year 1997.

         [ ]  For                   [ ]  Against              [ ]  Abstain


3. In their discretion, the proxies are authorized to transact such other business as may come before the Annual Meeting or any adjournments or postponements thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

The Board of Directors recommends a vote FOR proposals 1 and 2.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders of IPI, Inc. and the Proxy Statement furnished therewith dated March 17, 1997.

Please sign your name exactly as it appears below. In the case of shares owned in joint tenancy or as tenants in common, all should sign. Fiduciaries should indicate their title and authority. If signer is a corporation, please sign the full name of the corporation by an authorized officer.

Dated: ___________, 1997.


                                                ________________________________



                                                ________________________________


PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.